           Preliminary Information for Irwin Home Equity Trust 1996-1



                         Irwin Home Equity Trust 1996-1


              [$76,000,000] Class A-1 Certificates 1M LIBOR + [ %]
                   [$47,000,000] Class A-2 Certificates [ %]
                   [$17,000,000] Class A-3 Certificates [ %]







The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Servicer. PSI makes no representations as to the accuracy of such information provided to it by the Servicer. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                         Irwin Home Equity Trust 1996-1

Title of Securities:     Irwin Home Equity Corporation, Series 1996-1 Mortgage
                         Pass-Through Certificates, Class A-1, Class A-2 and
                         Class A-3 (the "Certificates").

Description of
Transaction:             This approximately [$140,000,000] MBIA-wrapped
                         transaction is supported by two distinct collateral types.

                         The Class A-1 Certificates are backed by a pool of adjustable rate, first and second lien Home Equity Lines of Credit (the "HELOCs"). The HELOCs generally have original terms to stated maturity of 20 years and have scheduled payments of interest only for the first 10 years. On the 11th year, each loan has scheduled payments on a ten-year fully amortizing basis.

                         The Class A-2 and A-3 Certificates are backed by a fixed pool of fixed-rate, first amd second lien Home Equity Loans (the "HELs"). The HELs generally have original terms to stated maturity of 10 years, and each loan has scheduled payments on a ten-year fully amortizing basis.


----------------------------------------------------------------------------------------------------------------------
                                Class A-1 (HELOCs)              Class A-2 (HELs)                Class A-3 (HELs)
                                ------------------              ----------------                ----------------
Settlement Date:                October 15, 1996                October 15, 1996                October 15, 1996

Dated Date:                     October 15, 1996                October 1, 1996                 October 1, 1996

Prepayment Assumption:          [25% HEP]                       [20% HEP]                       [20% HEP]

Approximate Size:               [$76,000,000]                   [$47,000,000]                   [$17,000,000]

Average Life to Call:           [3.30] years                    [2.05] years                    [6.13] years
Average Life to Maturity:       [3.60] years                    [2.05] years                    [6.61] years

Expected Maturity (to Call):    [12/15/04]                      [05/15/01]                      [09/15/03]
Expected Maturity (to Mat):     [06/15/16]                      [05/15/01]                      [09/15/06]

Stated Maturity:                [10/15/17]                      [01/15/05]                      [10/15/07]

Coupon:                         LIBOR + [   %]*                 [    %]                         [    %]

Coupon Day Count:               Actual/360                      30/360                          30/360

* Subject to:            The lesser of:
                             1) One Month LIBOR + [  ] bps prior to the
                                10% Clean-up Call and One Month LIBOR + [ ] bps after the 10% Clean-up Call
                             2) The Available Funds Cap.

Available Funds Cap
for the HELOCs:          The Available Funds Cap is currently approximately
                         11.05%, (calculated using the weighted average gross coupon of the Loans less approximate servicing fees and other ongoing fees of the trust, including a 50 bp MBIA cushion beginning in month 13 and thereafter). The weighted average net life-cap is currently 18.61%.


                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                   Irwin Home Equity Trust 1996-1

Servicer:                Irwin Home Equity Corporation.

Servicer Fee:            100 bps per annum.

Trustee:                 Chase Manhattan Bank, N.A.

Certificate              Ratings: The Class A-1, Class A-2 and Class A-3
                         Certificates will be rated AAA/Aaa by Standard &
                         Poor's ("S&P") and Moody's Investors Service
                         ("Moody's").

Certificate Insurer:     Municipal Bond Investors Assurance Corporation
                         ("MBIA"). MBIA's claims-paying ability is rated
                         AAA/Aaa by Standard & Poor's and Moody's.

Certificate Insurance:   Timely payments of interest and ultimate payment of
                         principal on the Certificates will be 100% guaranteed by MBIA.

Credit Enhancement:      1)  100% wrap from MBIA guarantee of timely interest
                             and ultimate principal to the extent the Reserve
                             Account is reduced to zero.
                         2)  Reserve Account
                         3)  Cross-Collateralization
                         2)  Ongoing Spread.

Cross-
Collateralization:       Excess spread from each of the two collateral pools
                         will be available to credit enhance Certificates supported by the other pool.

Reserve Account:         Group I HELOCs -- Initial: [TBD%] of Original
                                             Class A-1 Certificate Balance.
(Approximately)                            Target: [TBD%] of Original Class
                                             A-1 Certificate Balance.

                         Group II HELs -- Initial: [TBD%] of Original Class A-2
                                            Certificate Balance.
                                          Target: [TBD%] of Original Class A-2
                                            Certificate Balance.

                         The Required Reserve level is subject to step downs beginning in month [30] if certain tests are met.

Prefunding Account:      Approximately [43%] of the HELOC collateral
                         supporting Certificate Class A-1 will be prefunded.
                         Approximately [43%] of the fixed-rate home equity collateral supporting Certificate Class A-2 and A-3 will be prefunded. All of the prefunded HELOCs and HELs will be identified by the Settlement Date.

ERISA Consideration:     The Class A Certificates will be ERISA eligible
                         as of pricing. However, investors should consult
                         with their counsel with respect to the consequences
                         under ERISA and the Internal Revenue Code of the
                         Plan's acquisition and ownership of such
                         Certificates.
Payments of Principal
on the Class A-1
Certificates (HELOCs):   Prior to the scheduled amortization period of
                         the HELOCs, the Class A-1 Certificates will receive payments of principal from prepayments and from net liquidation proceeds in the following manner:

                         1) All principal prepayments will be applied first to the HELOC balance included in the trust, regardless of subsequent draws on the line of credit not included in the trust.

                         2) Net liquidation proceeds received on a defaulted HELOC will be allocated on a pro rata basis between the loan balance in the trust and loan balance resulting from subsequent draws on the line of credit not included in the trust.

Flow of Funds:           Certificate Class A-1 (backed by the Group I HELOCs):
                         1)  to the Servicer, repayment of any unreimbursed
                             Servicer advances with respect to defaulted loans;
                         2)  to the Servicer, the Servicer Fee (100 bps)
                         3)  to the Certificate Insurer, the Premium [   bps]
                         4)  to the Trustee, the Trustee Fee (0.5 bps)
                         5)  to the Class A-1, accrued monthly interest
                         6)  to the Class A-1, monthly principal
                         7)  to the Surety Provider, any unreimbursed draws
                         8)  to the Reserve Account up to its target amount as
                             described above, and
                         9)  to the Class R.

                         Certificate Classes A-2 and A-3 (backed by the Group



                         II HELs):
                         1) to the Servicer, repayment of any unreimbursed Servicer advances with respect to defaulted loans;
                         2)  to the Servicer, the Servicer Fee (100 bps)
                         3)  to the Certificate Insurer, the Premium [   bps]
                         4)  to the Trustee, the Trustee Fee (0.5 bps)
                         5)  to the Class A-2 and A-3, accrued monthly interest
                         6) to the Class A-2, 100% of monthly principal until retired, then to the Class A-3, 100% of monthly principal
                         7)  to the Surety Provider, any unreimbursed draws
                         8) to the Reserve Account up to its target amount as described above, and
                         9)  to the Class R.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,

                         PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                   Irwin Home Equity Trust 1996-1

Clean-up Call:           10% of the sum of (i) the aggregate Trust Balances of
                         the related Group as of the Cut-Off Date, and (ii) the Original Group I Pre-funded Amount or Original
                         Group II Pre-funded Amount, as applicable, at the greater of par or fair market value of the bonds plus accrued interest. Note: The Group I HELOCs and Group
                         II HELs each has its own 10% clean-up call.

Payment Date:            The 15th day of each month or, if such day is not
                         a business day, the next succeeding business day, beginning on November 15, 1995.

Payment Delay:           Zero day delay for the Class A-1 Certificates and
                         14 days for the Class A-2 and Class A-3 Certificates.

Interest Accrual
Period: For Class A-1, interest will accrue from the 15th day of the preceeding month until the 14th day of the current month based on an actual/360 day count.

                         For Class A-2 and A-3, interest will accrue from the 1st day of the proceeding month until the 30th day of the proceeding month based on a 30/360 day count.

Interest Adjusments:     For the Group I HELOCs, interest rates on the
                         underlying home equity lines of credit will adjust monthly and are all indexed to Prime. Payment on these loans also adjusts monthly.

Pricing Date:            October [  ], 1996.

Settlement Date:         October [15], 1996.

Form of Certificates:    Book entry form, same day funds (through DTC, CEDEL or
                         Euroclear).


SMMEA Considerations:    The Class A Certificates are not SMMEA eligible.

Taxation:                REMIC.


------------------------------------------------------------------------------

General Pool Information (as of cut-Off Date):

                                        Group I (HELOCs)        Group II (HELs)
        Loans #:                        1,371                   1,268
        Balance:                        $43,293,515.97          $36,642,160.75
        Avg Unpaid Balance:             $31,578.06              $28,897.60
        Avg Max Credit:                 $34,256.35              N/A
        WA Loan Use Ratio:              95.3%                   N/A
        WAC:                            12.79%                  13.81%
        WAM:                            233 mo.                 116 mo.
        WA CLTV*:                       90.53%                  90.31%
        % 2nd Lien:                     98.34%                  98.19%
        WA Gross Cap:                   19.85%                  N/A
        WA Gross Margin:                 4.54% (over prime)     N/A
        WA Gross Floor:                 11.04%                  N/A
        Index:                          Prime                   N/A

        * Note: For Group I HELOCs, CLTV's are based on fully drawn lines

Prospectus:     The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $76,000,000.00                                                                  DATED DATE: 10/15/96
  CURRENT COUPON:  0.000%                                  ihe61                               FIRST PAYMENT: 11/15/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 3
ORIGINAL BALANCE: $76,000,000.00           BOND A-1 (HELOCs) DISCOUNT MARGIN ACT/360 TABLE  YIELD TABLE DATE: 10/15/96

                                                 ASSUMED CONSTANT LIBOR-1M 5.4140

                                             ************ TO 10% Coll. Call *************

           PRICING SPEED
                   25.0%      16.00%      18.00%      22.00%      26.00%      28.00%      30.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24        33.649      30.928      31.494      32.688      33.971      34.639      35.298
     99-24+       33.107      30.557      31.088      32.206      33.409      34.036      34.653
     99-25        32.566      30.185      30.681      31.725      32.847      33.432      34.009
     99-25+       32.024      29.814      30.274      31.244      32.286      32.829      33.364
     99-26        31.483      29.443      29.868      30.763      31.725      32.226      32.720
     99-26+       30.942      29.073      29.462      30.282      31.163      31.623      32.075
     99-27        30.401      28.702      29.056      29.801      30.602      31.020      31.431
     99-27+       29.860      28.331      28.650      29.320      30.041      30.417      30.787

     99-28        29.320      27.961      28.244      28.840      29.481      29.815      30.144
     99-28+       28.779      27.590      27.838      28.359      28.920      29.212      29.500
     99-29        28.239      27.220      27.432      27.879      28.360      28.610      28.857
     99-29+       27.699      26.850      27.026      27.399      27.799      28.008      28.214
     99-30        27.159      26.480      26.621      26.919      27.239      27.406      27.571
     99-30+       26.619      26.110      26.216      26.439      26.679      26.804      26.928
     99-31        26.079      25.740      25.810      25.959      26.119      26.203      26.285
     99-31+       25.539      25.370      25.405      25.480      25.560      25.601      25.642

    100-00        25.000      25.000      25.000      25.000      25.000      25.000      25.000
    100-00+       24.461      24.630      24.595      24.521      24.441      24.399      24.358
    100-01        23.921      24.261      24.190      24.041      23.881      23.798      23.716
    100-01+       23.382      23.891      23.785      23.562      23.322      23.197      23.074
    100-02        22.844      23.522      23.381      23.083      22.763      22.596      22.432
    100-02+       22.305      23.153      22.976      22.604      22.204      21.996      21.791
    100-03        21.766      22.784      22.572      22.126      21.646      21.396      21.149
    100-03+       21.228      22.415      22.168      21.647      21.087      20.795      20.508

    100-04        20.689      22.046      21.763      21.168      20.529      20.195      19.867
    100-04+       20.151      21.677      21.359      20.690      19.971      19.596      19.226
    100-05        19.613      21.308      20.955      20.212      19.412      18.996      18.585
    100-05+       19.075      20.939      20.551      19.734      18.855      18.396      17.945
    100-06        18.537      20.571      20.148      19.256      18.297      17.797      17.305
    100-06+       18.000      20.202      19.744      18.778      17.739      17.198      16.664
    100-07        17.462      19.834      19.340      18.300      17.182      16.599      16.024
    100-07+       16.925      19.466      18.937      17.822      16.624      16.000      15.384

First Payment      0.083       0.083       0.083       0.083       0.083       0.083       0.083
Average Life       3.304       5.192       4.646       3.796       3.167       2.915       2.704
Last Payment       8.167      12.333      11.250       9.417       7.833       7.167       6.667


                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $47,000,000.00                                                                  DATED DATE: 10/01/96
          COUPON:  6.670%                                  ihe61a                              FIRST PAYMENT: 11/15/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $47,000,000.00             BOND A2 (HELs) PRICE-YIELD TABLE               YIELD TABLE DATE: 10/15/96

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   20.0%      14.00%      16.00%      18.00%      22.00%      25.00%      30.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.758       6.759       6.759       6.759       6.758       6.757       6.757
     99-24+        6.750       6.752       6.751       6.750       6.749       6.747       6.745
     99-25         6.741       6.745       6.744       6.742       6.740       6.737       6.734
     99-25+        6.732       6.738       6.736       6.734       6.730       6.727       6.722
     99-26         6.724       6.731       6.729       6.726       6.721       6.717       6.711
     99-26+        6.715       6.724       6.721       6.718       6.712       6.707       6.700
     99-27         6.707       6.717       6.714       6.710       6.703       6.697       6.688
     99-27+        6.698       6.710       6.706       6.702       6.694       6.687       6.677

     99-28         6.689       6.703       6.699       6.694       6.685       6.678       6.665
     99-28+        6.681       6.696       6.691       6.686       6.676       6.668       6.654
     99-29         6.672       6.689       6.683       6.678       6.666       6.658       6.643
     99-29+        6.664       6.682       6.676       6.670       6.657       6.648       6.631
     99-30         6.655       6.675       6.668       6.662       6.648       6.638       6.620
     99-30+        6.646       6.668       6.661       6.654       6.639       6.628       6.609
     99-31         6.638       6.661       6.653       6.646       6.630       6.618       6.597
     99-31+        6.629       6.654       6.646       6.638       6.621       6.608       6.586

    100-00         6.621       6.647       6.638       6.630       6.612       6.598       6.574
    100-00+        6.612       6.640       6.631       6.622       6.602       6.588       6.563
    100-01         6.603       6.633       6.623       6.613       6.593       6.578       6.552
    100-01+        6.595       6.626       6.616       6.605       6.584       6.568       6.540
    100-02         6.586       6.619       6.608       6.597       6.575       6.558       6.529
    100-02+        6.578       6.612       6.601       6.589       6.566       6.548       6.518
    100-03         6.569       6.605       6.593       6.581       6.557       6.538       6.506
    100-03+        6.561       6.598       6.586       6.573       6.548       6.528       6.495

    100-04         6.552       6.591       6.578       6.565       6.539       6.518       6.484
    100-04+        6.544       6.584       6.571       6.557       6.530       6.508       6.472
    100-05         6.535       6.577       6.563       6.549       6.520       6.498       6.461
    100-05+        6.526       6.570       6.556       6.541       6.511       6.489       6.450
    100-06         6.518       6.563       6.548       6.533       6.502       6.479       6.438
    100-06+        6.509       6.556       6.541       6.525       6.493       6.469       6.427
    100-07         6.501       6.549       6.533       6.517       6.484       6.459       6.416
    100-07+        6.492       6.542       6.526       6.509       6.475       6.449       6.405

First Payment      0.083       0.083       0.083       0.083       0.083       0.083       0.083
Average Life       2.046       2.562       2.368       2.197       1.913       1.740       1.509
Last Payment       4.583       5.667       5.250       4.917       4.333       3.917       3.417


                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $17,000,000.00                                                                  DATED DATE: 10/01/96
          COUPON:  7.285%                                  ihe61a                              FIRST PAYMENT: 11/15/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $17,000,000.00             BOND A3 (HELs) PRICE-YIELD TABLE               YIELD TABLE DATE: 10/15/96

                                        *************** TO MATURITY *******************

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   20.0%      14.00%      16.00%      18.00%      22.00%      25.00%      30.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         7.390       7.390       7.390       7.390       7.390       7.389       7.388
     99-24+        7.387       7.388       7.387       7.387       7.386       7.386       7.385
     99-25         7.384       7.385       7.384       7.384       7.383       7.382       7.381
     99-25+        7.381       7.382       7.382       7.381       7.380       7.379       7.377
     99-26         7.377       7.379       7.379       7.378       7.377       7.376       7.373
     99-26+        7.374       7.376       7.376       7.375       7.374       7.372       7.370
     99-27         7.371       7.374       7.373       7.372       7.370       7.369       7.366
     99-27+        7.368       7.371       7.370       7.369       7.367       7.365       7.362

     99-28         7.365       7.368       7.367       7.366       7.364       7.362       7.359
     99-28+        7.362       7.365       7.364       7.363       7.361       7.359       7.355
     99-29         7.359       7.362       7.361       7.360       7.357       7.355       7.351
     99-29+        7.356       7.360       7.358       7.357       7.354       7.352       7.347
     99-30         7.353       7.357       7.356       7.354       7.351       7.348       7.344
     99-30+        7.350       7.354       7.353       7.351       7.348       7.345       7.340
     99-31         7.346       7.351       7.350       7.348       7.345       7.342       7.336
     99-31+        7.343       7.348       7.347       7.345       7.341       7.338       7.332

    100-00         7.340       7.346       7.344       7.342       7.338       7.335       7.329
    100-00+        7.337       7.343       7.341       7.339       7.335       7.331       7.325
    100-01         7.334       7.340       7.338       7.336       7.332       7.328       7.321
    100-01+        7.331       7.337       7.335       7.333       7.329       7.325       7.317
    100-02         7.328       7.334       7.332       7.330       7.325       7.321       7.314
    100-02+        7.325       7.332       7.330       7.327       7.322       7.318       7.310
    100-03         7.322       7.329       7.327       7.324       7.319       7.315       7.306
    100-03+        7.319       7.326       7.324       7.321       7.316       7.311       7.302

    100-04         7.316       7.323       7.321       7.318       7.313       7.308       7.299
    100-04+        7.312       7.320       7.318       7.315       7.309       7.304       7.295
    100-05         7.309       7.318       7.315       7.312       7.306       7.301       7.291
    100-05+        7.306       7.315       7.312       7.309       7.303       7.298       7.288
    100-06         7.303       7.312       7.309       7.306       7.300       7.294       7.284
    100-06+        7.300       7.309       7.306       7.303       7.297       7.291       7.280
    100-07         7.297       7.306       7.304       7.300       7.293       7.287       7.276
    100-07+        7.294       7.304       7.301       7.297       7.290       7.284       7.273

First Payment      4.583       5.667       5.250       4.917       4.333       3.917       3.417
Average Life       6.611       7.491       7.200       6.905       6.322       5.901       5.248
Last Payment       9.917       9.917       9.917       9.917       9.917       9.917       9.917



                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $17,000,000.00                                                                  DATED DATE: 10/01/96
          COUPON:  7.285%                                  ihe61a                              FIRST PAYMENT: 11/15/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $17,000,000.00                 BOND A3(HELs) PRICE-YIELD TABLE            YIELD TABLE DATE: 10/15/96

                                                      PREPAYMENT SPEED

                                             ************** TO 10% COLL. CALL ******************

           PRICING SPEED
                   20.0%      14.00%      16.00%      18.00%      22.00%      25.00%      30.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         7.389       7.390       7.390       7.390       7.389       7.389       7.388
     99-24+        7.386       7.387       7.387       7.387       7.386       7.385       7.384
     99-25         7.383       7.384       7.384       7.383       7.382       7.381       7.380
     99-25+        7.380       7.382       7.381       7.380       7.379       7.378       7.376
     99-26         7.376       7.379       7.378       7.377       7.376       7.374       7.371
     99-26+        7.373       7.376       7.375       7.374       7.372       7.370       7.367
     99-27         7.370       7.373       7.372       7.371       7.369       7.367       7.363
     99-27+        7.367       7.370       7.369       7.368       7.365       7.363       7.359

     99-28         7.363       7.367       7.366       7.365       7.362       7.360       7.355
     99-28+        7.360       7.364       7.363       7.362       7.358       7.356       7.351
     99-29         7.357       7.361       7.360       7.358       7.355       7.352       7.347
     99-29+        7.354       7.358       7.357       7.355       7.352       7.349       7.343
     99-30         7.350       7.356       7.354       7.352       7.348       7.345       7.339
     99-30+        7.347       7.353       7.351       7.349       7.345       7.341       7.335
     99-31         7.344       7.350       7.348       7.346       7.341       7.338       7.331
     99-31+        7.340       7.347       7.345       7.343       7.338       7.334       7.327

    100-00         7.337       7.344       7.342       7.340       7.335       7.331       7.323
    100-00+        7.334       7.341       7.339       7.337       7.331       7.327       7.319
    100-01         7.331       7.338       7.336       7.333       7.328       7.323       7.315
    100-01+        7.327       7.335       7.333       7.330       7.324       7.320       7.310
    100-02         7.324       7.332       7.330       7.327       7.321       7.316       7.306
    100-02+        7.321       7.329       7.327       7.324       7.318       7.312       7.302
    100-03         7.318       7.327       7.324       7.321       7.314       7.309       7.298
    100-03+        7.314       7.324       7.321       7.318       7.311       7.305       7.294

    100-04         7.311       7.321       7.318       7.315       7.307       7.301       7.290
    100-04+        7.308       7.318       7.315       7.311       7.304       7.298       7.286
    100-05         7.305       7.315       7.312       7.308       7.300       7.294       7.282
    100-05+        7.301       7.312       7.309       7.305       7.297       7.291       7.278
    100-06         7.298       7.309       7.306       7.302       7.294       7.287       7.274
    100-06+        7.295       7.306       7.303       7.299       7.290       7.283       7.270
    100-07         7.292       7.304       7.300       7.296       7.287       7.280       7.266
    100-07+        7.288       7.301       7.297       7.293       7.283       7.276       7.262

First Payment      4.583       5.667       5.250       4.917       4.333       3.917       3.417
Average Life       6.131       7.155       6.808       6.465       5.807       5.373       4.690
Last Payment       6.917       7.917       7.583       7.250       6.583       6.167       5.417


                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

-------------------------------------------------------------------------------
     -  IHE 1996-1
     - Cut Off Date of Tape is 9/30/96 - HELOCs ( GROUP I )
     -    $43,293,515.97
-------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,371

Index:                                                      PRIME

Aggregate Unpaid Principal Balance:                $43,293,515.97
Aggregate Max Credit:                              $46,965,450.00
-------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                          12.794%
Gross Coupon Range:                             9.750% -  15.150%
--------------------------------------------------------------------------------

Weighted Average Margin (Gross):                           4.544%
Gross Margin Range:                             1.500% -   6.900%

Weighted Average Life Cap (Gross):                        19.854%
Gross Life Cap Range:                          15.150% -  23.900%

Weighted Average Life Floor (Gross):                      11.042%
Gross Life Floor Range:                         7.750% -  14.150%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $31,578.06
Average Max Credit:                                    $34,256.35

Maximum Unpaid Principal Balance:                     $140,000.00
Minimum Unpaid Principal Balance:                       $4,297.17

Maximum Max Credit:                                   $300,000.00
Minimum Max Credit:                                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         233.092
Stated Rem Term Range:                         221.000 -  240.000

Weighted Average Age (Original-Term - Rem-Term):            6.908
Age Range:                                       0.000 -   19.000

Weighted Average Original Term:                           240.000
Original Term Range:                           240.000 -  240.000

Weighted Average Original Combined LTV:                     90.53 !ORIG. COMB. LTV (1st Mort+Max Credit) / Appraisal)
CLTV Range:                                      18.93% - 100.00%

Weighted Average LTV:                                      23.844 !LTV RANGE(Max Credit Balance) / Appraisal)
LTV Range:                                      3.117% -  90.000%

Weighted Average Loan Use Ratio:                           95.260 !LOAN USE RATIO (Current Balance / Max Credit)
Loan Ratio Range:                               9.719% - 100.000%

Weighted Average 2nd Mort Ratio:                           27.199 !Max Credit/(Max Credit + 1st Mort)
Ratio Range:                                    3.676% - 100.000%

Weighted Average DSCR:                                     39.863
DSCR Range:                                     13.079  -  54.870

--------------------------------------------------------------------------------

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          GROSS COUPON
--------------------------------------------------------------------
                                                      Total
             Gross                #      %           Current
             Coupon              Loan   Pool         Balance

 9.50% < Gross Coupon <=  9.75%      1    .32         $140,000.00
10.00% < Gross Coupon <= 10.25%    156  14.12       $6,112,137.11
10.25% < Gross Coupon <= 10.50%      1    .23         $100,000.00
10.50% < Gross Coupon <= 10.75%      4    .45         $192,692.25
10.75% < Gross Coupon <= 11.00%      1    .17          $75,000.00
11.00% < Gross Coupon <= 11.25%    148  11.78       $5,098,317.53
11.50% < Gross Coupon <= 11.75%      2    .10          $44,147.73
12.00% < Gross Coupon <= 12.25%    208  16.26       $7,037,828.41
12.50% < Gross Coupon <= 12.75%      1    .08          $35,347.85
12.75% < Gross Coupon <= 13.00%      1    .07          $32,300.00
13.00% < Gross Coupon <= 13.25%    160  11.72       $5,073,901.13
13.25% < Gross Coupon <= 13.50%      1    .06          $25,500.00
13.50% < Gross Coupon <= 13.75%      2    .13          $58,400.00
14.00% < Gross Coupon <= 14.25%    530  39.18      $16,962,614.55
14.50% < Gross Coupon <= 14.75%      1    .03          $13,868.22
15.00% < Gross Coupon <= 15.25%    154   5.29       $2,291,461.19
--------------------------------------------------------------------
Total.....                       1,371 100.00%     $43,293,515.97
====================================================================


                    GROSS MARGIN
--------------------------------------------------------------
                                                     Total
             Gross                #      %          Current
             Margin              Loan   Pool        Balance

 1.25% < Gross Margin <=  1.50%      1    .32       $140,000.00
 1.75% < Gross Margin <=  2.00%    156  14.12     $6,112,137.11
 2.00% < Gross Margin <=  2.25%      1    .23       $100,000.00
 2.25% < Gross Margin <=  2.50%      4    .45       $192,692.25
 2.50% < Gross Margin <=  2.75%      1    .17        $75,000.00
 2.75% < Gross Margin <=  3.00%    148  11.78     $5,098,317.53
 3.25% < Gross Margin <=  3.50%      2    .10        $44,147.73
 3.75% < Gross Margin <=  4.00%    208  16.26     $7,037,828.41
 4.25% < Gross Margin <=  4.50%      1    .08        $35,347.85
 4.50% < Gross Margin <=  4.75%      1    .07        $32,300.00
 4.75% < Gross Margin <=  5.00%    160  11.72     $5,073,901.13
 5.00% < Gross Margin <=  5.25%      1    .06        $25,500.00
 5.25% < Gross Margin <=  5.50%      2    .13        $58,400.00
 5.75% < Gross Margin <=  6.00%    530  39.18    $16,962,614.55
 6.00% < Gross Margin <=  7.00%    155   5.32     $2,305,329.41
---------------------------------------------------------------
Total.....                       1,371 100.00%   $43,293,515.97
===============================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       Gross Life Cap
---------------------------------------------------------------
                                                     Total
             Gross                #      %          Current
            Life Cap             Loan   Pool        Balance

15.00% < Gross Life Cap <= 15.25     1    .05        $21,850.14
15.25% < Gross Life Cap <= 15.50     1    .04        $17,499.97
15.50% < Gross Life Cap <= 15.75     1    .11        $48,507.19
16.25% < Gross Life Cap <= 16.50     2    .15        $62,857.41
17.00% < Gross Life Cap <= 17.25     3    .20        $88,200.00
17.25% < Gross Life Cap <= 17.50     2    .17        $71,449.24
17.50% < Gross Life Cap <= 17.75     8    .77       $331,352.53
17.75% < Gross Life Cap <= 18.00   389  26.22    $11,350,784.12
18.00% < Gross Life Cap <= 18.25    44   4.42     $1,912,068.37
18.25% < Gross Life Cap <= 18.50    19   1.43       $618,322.79
18.50% < Gross Life Cap <= 18.75    49   4.39     $1,901,623.59
18.75% < Gross Life Cap <= 19.00     4    .57       $247,403.54
19.00% < Gross Life Cap <= 19.25    66   5.56     $2,405,706.71
19.25% < Gross Life Cap <= 19.50    15   1.13       $488,709.41
19.50% < Gross Life Cap <= 19.75    57   4.30     $1,861,068.70
19.75% < Gross Life Cap <= 20.00   104   7.44     $3,219,502.82
20.00% < Gross Life Cap <= 20.25    41   3.00     $1,299,911.67
20.25% < Gross Life Cap <= 20.50    21   1.89       $818,848.07
20.50% < Gross Life Cap <= 20.75    63   4.06     $1,759,156.36
20.75% < Gross Life Cap <= 21.00   164  11.74     $5,082,233.26
21.00% < Gross Life Cap <= 22.00    75   5.33     $2,309,406.61
22.00% < Gross Life Cap <= 23.00   202  15.65     $6,774,632.18
23.00% < Gross Life Cap <= 24.00    40   1.39       $602,421.29
---------------------------------------------------------------
Total.....                       1,371 100.00%   $43,293,515.97
===============================================================



                           Gross Life Floor
-----------------------------------------------------------------
                                                       Total
             Gross                #      %            Current
           Life Floor            Loan   Pool          Balance

 7.50% < Life Floor <=  7.75%        2    .43         $184,273.57
 8.00% < Life Floor <=  8.25%       62   6.02       $2,608,116.14
 8.25% < Life Floor <=  8.50%       29   1.94         $838,115.03
 8.50% < Life Floor <=  8.75%       64   6.02       $2,606,774.35
 8.75% < Life Floor <=  9.00%        3    .47         $204,694.70
 9.00% < Life Floor <=  9.25%       62   5.13       $2,218,912.05
 9.25% < Life Floor <=  9.50%       20   1.71         $740,083.85
 9.50% < Life Floor <=  9.75%       67   5.03       $2,177,804.04
10.00% < Life Floor <= 10.25%       74   5.94       $2,570,372.03
10.25% < Life Floor <= 10.50%       32   3.19       $1,379,586.93
10.50% < Life Floor <= 10.75%      105   7.51       $3,250,245.15
10.75% < Life Floor <= 11.00%        1    .07          $32,300.00
11.00% < Life Floor <= 11.25%       67   4.69       $2,031,546.28
11.25% < Life Floor <= 11.50%       28   2.17         $939,716.87
11.50% < Life Floor <= 11.75%       66   4.88       $2,112,422.93
11.75% < Life Floor <= 12.00%        2    .13          $55,600.00
12.00% < Life Floor <= 12.25%      193  14.47       $6,266,309.61
12.25% < Life Floor <= 12.50%       83   5.89       $2,549,504.27
12.50% < Life Floor <= 12.75%      253  18.79       $8,136,800.67
12.75% < Life Floor <= 13.00%      153   5.26       $2,277,641.17
13.00% < Life Floor <= 13.25%        2    .14          $58,570.62
13.25% < Life Floor <= 13.50%        1    .03          $14,526.17
13.75% < Life Floor <= 14.00%        1    .04          $19,099.54
14.00% < Life Floor <= 14.25%        1    .05          $20,500.00
-----------------------------------------------------------------
Total.....                       1,371 100.00%     $43,293,515.97
=================================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             REMAINING TERM
--------------------------------------------------------------------
                                                      Total
                                  #      %           Current
       Loan Feature              Loan   Pool         Balance

221                                  1    .06          $25,300.00
222                                  1    .11          $45,945.58
225                                  1    .04          $19,099.54
226                                  1    .07          $30,100.00
227                                  1    .05          $20,175.99
228                                  1    .03          $14,418.46
229                                145   9.70       $4,199,941.73
230                                210  15.88       $6,873,703.33
231                                184  12.76       $5,525,480.75
232                                147   9.99       $4,325,704.70
233                                129   9.35       $4,049,212.58
234                                112   8.78       $3,802,862.63
235                                108   8.15       $3,529,989.04
236                                101   7.06       $3,055,258.92
237                                 93   7.07       $3,060,799.82
238                                 79   6.38       $2,762,724.95
239                                 48   3.75       $1,622,497.95
240                                  9    .76         $330,300.00
--------------------------------------------------------------------
Total.....                       1,371 100.00%     $43,293,515.97
====================================================================


                         ORIG YEAR
-------------------------------------------------------------------
                                                      Total
  Year of                         #      %           Current
Origination                      Loan   Pool         Balance

   1995                            628  44.33      $19,190,476.38
   1996                            743  55.67      $24,103,039.59
--------------------------------------------------------------------
Total.....                       1,371 100.00%     $43,293,515.97
====================================================================

                         COMBINED  LTV
--------------------------------------------------------------------
               COMB.                                  Total
               LTV                #      %           Current
              RANGE              Loan   Pool         Balance

 15.000 < LTV <=  20.000             2    .15          $67,097.43
 25.000 < LTV <=  30.000             1    .16          $69,882.60
 30.000 < LTV <=  35.000             1    .17          $72,100.00
 35.000 < LTV <=  40.000             4    .28         $120,825.88
 40.000 < LTV <=  45.000             3    .24         $102,641.26
 45.000 < LTV <=  50.000             4    .22          $95,518.52
 50.000 < LTV <=  55.000             8    .71         $305,888.16
 55.000 < LTV <=  60.000             7    .71         $307,210.08
 60.000 < LTV <=  65.000             9    .81         $351,537.16
 65.000 < LTV <=  70.000            18   1.91         $828,021.94
 70.000 < LTV <=  75.000            21   1.70         $737,940.88
 75.000 < LTV <=  80.000           112   9.42       $4,076,854.41
 80.000 < LTV <=  85.000           165  12.35       $5,344,666.87
 85.000 < LTV <=  90.000           260  18.81       $8,145,022.89
 90.000 < LTV <=  95.000           118   9.21       $3,988,308.28
 95.000 < LTV <= 100.000           638  43.15      $18,679,999.61
--------------------------------------------------------------------
Total.....                       1,371 100.00%     $43,293,515.97
====================================================================
                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          LOAN USE RATIO RANGE  (Current-Balance / Max Credit)
-------------------------------------------------------------------
                                                     Total
                                  #      %          Current
              RANGE              Loan   Pool        Balance

  5.000 < RATIO      <=  10.000     1    .01          $4,917.61
 10.000 < RATIO      <=  15.000     5    .10         $45,029.71
 15.000 < RATIO      <=  20.000     1    .03         $11,289.64
 25.000 < RATIO      <=  30.000     4    .13         $57,715.25
 30.000 < RATIO      <=  35.000     8    .26        $113,311.29
 35.000 < RATIO      <=  40.000     9    .35        $151,545.25
 40.000 < RATIO      <=  45.000     9    .38        $162,622.79
 45.000 < RATIO      <=  50.000     8    .71        $307,454.90
 50.000 < RATIO      <=  55.000    15    .71        $309,331.77
 55.000 < RATIO      <=  60.000    10    .51        $221,494.92
 60.000 < RATIO      <=  65.000    16   1.01        $435,356.17
 65.000 < RATIO      <=  70.000    14    .84        $363,769.44
 70.000 < RATIO      <=  75.000    24   1.49        $643,044.55
 75.000 < RATIO      <=  80.000    22   1.47        $635,043.38
 80.000 < RATIO      <=  85.000    18   1.09        $473,643.74
 85.000 < RATIO      <=  90.000    34   2.18        $944,422.39
 90.000 < RATIO      <=  95.000    81   5.80      $2,510,640.10
 95.000 < RATIO      <= 100.000 1,092  82.93     $35,902,883.07
-------------------------------------------------------------------
Total.....                       1,371 100.00%    $43,293,515.97
===================================================================

   2nd MORT RATIO Ratio Range Max Credit/(Max Credit+1st Mort)
----------------------------------------------------------------
                                                Total
                                #      %       Current
                               Loan   Pool     Balance

  0.000 <  RATIO   <=   5.000     3    .08      $34,271.56
  5.000 <  RATIO   <=  10.000    60   2.87   $1,244,392.29
 10.000 <  RATIO   <=  15.000   253  14.34   $6,208,053.00
 15.000 <  RATIO   <=  20.000   295  20.64   $8,936,927.47
 20.000 <  RATIO   <=  25.000   249  17.76   $7,687,857.25
 25.000 <  RATIO   <=  30.000   181  13.07   $5,658,414.20
 30.000 <  RATIO   <=  35.000   139  12.36   $5,349,491.83
 35.000 <  RATIO   <=  40.000    57   5.49   $2,378,596.88
 40.000 <  RATIO   <=  45.000    45   3.93   $1,701,628.83
 45.000 <  RATIO   <=  50.000    22   2.26     $978,655.76
 50.000 <  RATIO   <=  55.000    19   1.74     $752,416.95
 55.000 <  RATIO   <=  60.000     9   1.20     $520,883.08
 60.000 <  RATIO   <=  65.000     7    .68     $296,093.66
 65.000 <  RATIO   <=  70.000     3    .28     $119,230.34
 70.000 <  RATIO   <=  75.000     3    .42     $183,058.28
 75.000 <  RATIO   <=  80.000     4    .53     $230,983.01
 80.000 <  RATIO   <=  85.000     2    .24     $104,546.46
 85.000 <  RATIO   <=  90.000     2    .21      $92,200.00
 90.000 <  RATIO   <=  95.000     1    .23      $99,000.00
 95.000 <  RATIO   <= 100.000    17   1.66     $716,815.12
----------------------------------------------------------------
Total.....                       1,371 100.    $43,293,515.97
================================================================

              ORIGINAL MORTGAGE AMOUNT
-------------------------------------------------------------------
                                                     Total
            Original                #     %         Current
          Mortgage Amt.            Loan  Pool       Balance

             Balance <=    25,000    505 21.44     $9,282,284.77
    25,000 < Balance <=    50,000    658 49.92    $21,613,081.15
    50,000 < Balance <=    75,000    155 19.52     $8,451,042.13
    75,000 < Balance <=   100,000     43  7.18     $3,106,439.92
   100,000 < Balance <=   150,000      9  1.62       $700,668.00
   250,000 < Balance <=   300,000      1   .32       $140,000.00
-------------------------------------------------------------------
Total.....                         1,371100.00%   $43,293,515.97
===================================================================
                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     PROPERTY-TYPE
-----------------------------------------------------------------
                                                    Total
                                  #      %         Current
                                 Loan   Pool       Balance

Single-family                    1,312  96.67    $41,851,527.69
PUD                                 25   1.58       $685,980.02
Condominiums                        22   1.05       $454,942.92
Multi-Family/Apt.                   12    .70       $301,065.34
------------------------------------------------------------------
Total.....                       1,371 100.00%   $43,293,515.97
==================================================================


        GEOGRAPHIC DISTRIBUTION
 ------------------------------------------------
                              Total
          #      %           Current
 State  Loans   Pool         Balance

CA        132   11.29       $4,886,061.67
CO         75    5.40       $2,337,319.86
FL        205   13.59       $5,882,530.25
GA         90    5.49       $2,377,720.99
IL        128    9.49       $4,110,369.11
IN         53    3.47       $1,503,021.47
MA        109    8.26       $3,577,596.89
MI        183   12.56       $5,437,804.89
NY        102    8.34       $3,610,392.25
OR        101    6.97       $3,018,436.96
PA         62    4.84       $2,096,400.98
UT         24    1.94         $840,754.91
VA        107    8.35       $3,615,105.74
-------------------------------------------------
Total.. 1,371  100.00%     $43,293,515.97
=================================================


                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  IHE 1996-1
     - Cut Off Date of Tape is 9/30/96 - FIX HELs ( GROUP II )
     -      $36,642,160.75
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,268

Aggregate Unpaid Principal Balance:                $36,642,160.75
Aggregate Original Principal Balance:              $37,318,200.00

Weighted Average Gross Coupon:                            13.813%
Gross Coupon Range:                            10.000% -  16.900%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $28,897.60
Average Original Principal Balance:                    $29,430.76

Maximum Unpaid Principal Balance:                     $168,626.26
Minimum Unpaid Principal Balance:                       $9,325.27

Maximum Original Principal Balance:                   $170,000.00
Minimum Original Principal Balance:                     $9,900.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         115.961
Stated Rem Term Range:                         109.000 -  120.000

Weighted Average Age (Original - Rem Term):                 4.039
Age Range:                                       0.000 -   11.000

Weighted Average Original Term:                           120.000
Original Term Range:                           120.000 -  120.000

Weighted Average Original LTV:                              23.92
Original LTV Range:                               4.00% -  89.29%

Weighted Average Combined LTV:                              90.31
Combined LTV Range:                              21.28% - 100.00%

--------------------------------------------------------------------------------



                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      GROSS COUPON
-------------------------------------------------------------------
                                                     Total
             Gross                #      %          Current
             Coupon              Loan   Pool        Balance

 9.75% < Gross Coupon <= 10.00%      1    .13         $46,085.48
10.00% < Gross Coupon <= 10.25%      1    .08         $27,926.92
10.25% < Gross Coupon <= 10.50%     32   2.57        $942,892.14
10.50% < Gross Coupon <= 10.75%      3    .36        $132,456.59
10.75% < Gross Coupon <= 11.00%     45   4.13      $1,513,600.31
11.25% < Gross Coupon <= 11.50%     71   6.11      $2,240,645.63
11.75% < Gross Coupon <= 12.00%     86   7.53      $2,760,015.87
12.25% < Gross Coupon <= 12.50%     73   5.54      $2,031,064.48
12.50% < Gross Coupon <= 12.75%      4    .38        $139,049.94
12.75% < Gross Coupon <= 13.00%     75   5.70      $2,090,411.74
13.25% < Gross Coupon <= 13.50%    114   9.03      $3,308,896.50
13.50% < Gross Coupon <= 13.75%      5    .36        $132,010.45
13.75% < Gross Coupon <= 14.00%    120   9.38      $3,436,211.45
14.25% < Gross Coupon <= 14.50%    110   9.65      $3,536,554.92
14.50% < Gross Coupon <= 14.75%     11    .98        $358,073.41
14.75% < Gross Coupon <= 15.00%    176  14.27      $5,229,501.85
15.00% < Gross Coupon <= 15.25%      2    .16         $58,338.92
15.25% < Gross Coupon <= 15.50%    155  11.34      $4,154,627.53
15.50% < Gross Coupon <= 15.75%      3    .13         $46,984.53
15.75% < Gross Coupon <= 16.00%    105   8.94      $3,275,247.59
16.00% < Gross Coupon <= 16.25%      1    .05         $18,382.35
16.25% < Gross Coupon <= 16.50%     29   1.16        $423,373.55
16.75% < Gross Coupon <= 17.00%     46   2.02        $739,808.60
-------------------------------------------------------------------
Total.....                       1,268 100.00%    $36,642,160.75
===================================================================


                                REMAINING TERM
------------------------------------------------------------------
                                                    Total
                                  #      %         Current
       Loan Feature              Loan   Pool       Balance

109                                  1    .07        $25,937.19
110                                 27   1.84       $672,814.89
111                                 33   2.98     $1,092,555.49
112                                 38   2.68       $980,902.04
113                                 78   5.53     $2,026,547.14
114                                104   8.46     $3,101,069.47
115                                208  16.03     $5,873,873.20
116                                217  18.42     $6,748,913.39
117                                221  17.24     $6,316,714.82
118                                196  15.56     $5,700,474.64
119                                134  10.33     $3,785,958.55
120                                 11    .86       $316,399.93
------------------------------------------------------------------
Total.....                       1,268 100.00%   $36,642,160.75
==================================================================

                 ORIGINATION YEAR
------------------------------------------------------------------
                                                     Total
  Year of                         #      %          Current
Origination                      Loan   Pool        Balance

   1995                             72   5.62      $2,059,366.52
   1996                          1,196  94.38     $34,582,794.23
-------------------------------------------------------------------
Total.....                       1,268 100.00%    $36,642,160.75
===================================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      COMBINED LTV RANGE
-------------------------------------------------------------------
                                                     Total
               LTV                #      %          Current
              RANGE              Loan   Pool        Balance

 20.000 < LTV <=  25.000             1    .07         $24,903.58
 25.000 < LTV <=  30.000             1    .11         $39,610.11
 35.000 < LTV <=  40.000             3    .25         $90,958.02
 40.000 < LTV <=  45.000             2    .19         $68,826.64
 45.000 < LTV <=  50.000             7    .62        $226,173.26
 50.000 < LTV <=  55.000            10    .77        $282,291.04
 55.000 < LTV <=  60.000            12    .82        $299,480.71
 60.000 < LTV <=  65.000             9    .78        $285,680.23
 65.000 < LTV <=  70.000            14    .97        $355,656.48
 70.000 < LTV <=  75.000            37   3.55      $1,299,043.37
 75.000 < LTV <=  80.000           108   9.02      $3,304,004.49
 80.000 < LTV <=  85.000           130  10.04      $3,679,066.09
 85.000 < LTV <=  90.000           240  17.52      $6,420,799.49
 90.000 < LTV <=  95.000           156  12.95      $4,745,014.15
 95.000 < LTV <= 100.000           538  42.36     $15,520,653.09
-------------------------------------------------------------------
Total.....                       1,268 100.00%    $36,642,160.75
===================================================================


                    ORIGINAL MORTGAGE AMOUNT
-------------------------------------------------------------------
                                                     Total
            Original                #     %         Current
          Mortgage Amt.            Loan  Pool       Balance

             Balance <=    25,000    602 31.99    $11,722,015.88
    25,000 < Balance <=    50,000    580 52.95    $19,401,862.26
    50,000 < Balance <=    75,000     71 11.26     $4,126,863.10
    75,000 < Balance <=   100,000     14  3.34     $1,222,793.25
   150,000 < Balance <=   203,150      1   .46       $168,626.26
-------------------------------------------------------------------
Total.....                         1,268100.00%   $36,642,160.75
===================================================================

                     PROPERTY-TYPE
------------------------------------------------------------------
                                                     Total
                                  #      %          Current
                                 Loan   Pool        Balance

Single-family                    1,229  97.14     $35,592,456.12
PUD                                 27   1.92        $704,084.51
Condominiums                         9    .72        $265,464.68
Multi-Family/Apt.                    3    .22         $80,155.44
-------------------------------------------------------------------
Total.....                       1,268 100.00%    $36,642,160.75
===================================================================


      GEOGRAPHIC DISTRIBUTION
 ------------------------------------------
                          Total
          #      %       Current
 State  Loans   Pool     Balance

CA        187   15.78   $5,783,345.37
CO         19    1.86     $683,340.71
FL        199   15.03   $5,508,995.42
GA         74    5.26   $1,928,885.30
IL        152   12.52   $4,585,888.36
MA         75    6.10   $2,235,086.58
MI        318   25.28   $9,264,097.00
OR        123    8.87   $3,248,774.58
PA         38    2.71     $992,752.65
UT         16    1.29     $473,544.79
VA         67    5.29   $1,937,449.99
-------------------------------------------
Total.. 1,268  100.00  $36,642,160.75
===========================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.